Exhibit 10.5

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of December 10, 2021 made by Sean Folkson (“Pledgor”), in favor of the Pledgees set forth on the signature page hereof ( the “Pledgees”).

WHEREAS:

A. Pledgees have agreed to loan to Nightfood Holdings, Inc. (the “Company”) an aggregate amount of $1,086,956.52 pursuant to those certain 8% Senior Secured Notes due December 2022 (the “Notes”) and related agreements and instruments to be delivered upon execution hereof; and

B. Pledgor owns 16,776,644 shares of the Company and will materially benefit by the transactions contemplated by the Notes; and

C. It is a condition precedent to the loan that Pledgor shall have executed and delivered to Pledgees a pledge agreement providing for the pledge to the Pledgees of, and the grant to the Pledgees of a security interest in, all common stock and common stock equivalents and of the Company owned by Pledgor (collectively, the “Pledged Shares”).

NOW, THEREFORE, in consideration of the premises and the agreements herein contained and in order to induce the Pledgees to make the loan described above, Pledgor hereby agrees with the Pledgees, as follows:

SECTION 1. Definitions. All terms used in this Agreement which are defined in the Note, Article 8 or Article 9 of the Uniform Commercial Code (the “UCC”) currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the UCC as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute. In addition, unless otherwise defined herein, terms not defined otherwise defined herein shall have the meanings herein as set forth in the Purchase Agreement, dated as of December , 2021, by and among the Company, and Pledgees.

SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), Pledgor hereby pledges and assigns to Pledgees, and grant to Pledgees a continuing security interest in, such Pledgor’s right, title and interest in and to the Pledged Shares, the certificates representing such Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, the “Pledged Collateral”).

SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”): the prompt payment to Pledgees, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of any interest, principal and other penalties, damages, costs, fees, expenses or charges of, or arising under, the Notes and the other Transaction Documents entered in connection therewith (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of Pledgor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due to Pledgees under the Note and the other Transaction Documents entered into in connection therewith.

SECTION 4. Delivery of the Pledged Collateral.

(a) [     ] as collateral agent (the “Collateral Agent”) so long as it has an outstanding loan to the Company shall hold the Pledged Shares for the benefit of itself and Pledgees and Pledgor further agree to execute such other documents and to take such other actions as the Collateral Agent deems reasonably necessary or desirable to create and perfect the security interests intended to be created hereunder, including, without limitation, duly executed undated stock powers endorsed in blank, with medallion guarantee(s), to effect the foregoing and to permit Pledgees to exercise any of their rights and remedies hereunder.

(b) If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property, (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall be received in trust for the benefit of the Pledgees, shall be segregated from Pledgor’s other property and shall be delivered forthwith to Collateral Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

SECTION 5. Representations and Warranties. Pledgor represents and warrants as follows:

(a) The execution, delivery and performance by the Pledgor of this Agreement and the exercise by any Pledgees of any of its rights and remedies in accordance with the terms of this Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and do not and will not result in or require the creation of any lien upon or with respect to any of its properties other than pursuant to this Agreement.

(b) The Pledgor is and will be at all times the beneficial owner of the Pledged Collateral free and clear of any lien or option.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or the exercise by any Pledgees of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally, including the foreclosure procedures sanctioned under the interpretations of the securities laws.

(d) This Agreement creates a valid security interest in favor of the Pledgees in the Pledged Collateral, as security for the Obligations. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtain rights after the date hereof, will be, a perfected, first priority security interest. All action necessary to perfect and protect such security interest has been duly taken, except for Pledgees’ having possession of security certificates constituting Pledged Collateral after the date hereof and obtaining control of uncertificated securities and security entitlements constituting Pledged Collateral after the date hereof.

SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, each Pledgor will:

(a) keep adequate records concerning the Pledged Collateral and permit Collateral Agent or any agents or representatives of Collateral Agent at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(b) at its expense, promptly deliver to Collateral Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(c) at its expense, defend Pledgees’ right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

(d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Collateral Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, or (ii) enable Collateral Agent to exercise and enforce the Pledgees’ rights and remedies hereunder in respect of the Pledged Collateral;

(e) not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any Pledged Collateral or any interest therein;

(f) not create or suffer to exist any lien upon or with respect to any Pledged Collateral except for the security interest created hereby;

(g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto; and

(h) not take or fail to take any action which would in any manner impair the value or enforceability of Pledgees’ security interest in any Pledged Collateral.

SECTION 7. Voting Rights, Etc. in Respect of the Pledged Collateral.

(a) So long as no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing:

(i) Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of the Note; and

(ii) Pledgees will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph Section 7(a)(i) hereof.

(b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default:

(i) all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Pledgees which shall thereupon have the sole right to exercise such voting and other consensual rights; and

(ii) without limiting the generality of the foregoing, Pledgees may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Company, or upon the exercise of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine.

SECTION 8. Additional Provisions Concerning the Pledged Collateral.

(a) Pledgor hereby authorizes Collateral Agent to file, without the signature of Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

(b) Pledgor hereby irrevocably appoints Collateral Agent as such Pledgor’s attorney-in-fact and proxy, with full authority, exercisable only during the existence of an Event of Default, in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Collateral Agent’s discretion, to take any action and to execute any instrument which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of any of the Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are satisfied in full.

(c) If Pledgor fails to perform any agreement or obligation contained herein, Collateral Agent itself may perform, or cause performance of, such agreement or obligation with respect to Pledged Collateral, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

SECTION 9. Intentionally omitted.

SECTION 10. Indemnity and Expenses.

(a) Pledgor agrees to indemnify and hold harmless each of the Pledgees and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) from and against any and all third-party claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified person or entity, claims, losses or liabilities resulting solely and directly from such person or entity’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction and except to the extent that such claims, losses or liabilities result from failure of such indemnified person or entities to comply with the securities laws.

SECTION 11. Notices. Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Note.

SECTION 12. Security Interest Absolute. To the extent permitted by law, all rights of each of the Pledgees and Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any ancillary agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations, or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 13. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Pledgor and Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any ancillary agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgees provided herein and in the ancillary agreements are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgees under any ancillary agreement against any party thereto are not conditional or contingent on any attempt by any Pledgee to exercise any of its rights under any other document against such party or against any other person or entity.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full or release of the Obligations and (ii) be binding on Pledgor and its successors and assigns and shall inure, together with all rights and remedies of Pledgees hereunder, to the benefit of Pledgees and its successors, transferees and assigns; provided that no such transfer or assignment shall be valid if it is in violation of applicable securities laws. Without limiting the generality of clause (ii) of the immediately preceding sentence, subject to compliance with the applicable securities laws and applicable provisions of the ancillary agreements, Pledgees may assign or otherwise transfer all or any portion of the Note, and its rights under the ancillary agreements, to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to Pledgees herein or otherwise unless such benefit is unavailable due to the status of such transferee or otherwise under applicable law. Upon any such permitted assignment or transfer, all references in this Agreement to Pledgees shall mean the assignee of any Pledgees. None of the rights or obligations of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Collateral Agent.

(e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral, if any shall be remaining, shall revert to the Pledgor, respectively, and (ii) the Collateral Agent will, upon Pledgor’s request and at Pledgor’s expense, (A) return to Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of, dealt with or applied pursuant to the terms hereof and of the ancillary agreements and (B) execute and deliver to Pledgor, without recourse, representation or warranty, such documents as Pledgor shall reasonably request to evidence such termination.

(f) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

[signature page follows]

IN WITNESS WHEREOF, PLEDGOR has caused this Pledge Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

SEAN FOLKSON

By:
Name:	Sean Folkson

[ ]

By:
Name:	[ ]
Title:	[ ]

[ ]

By:
Name:
Title: